Exhibit 10.103
DYNEGY INC.
MASTER RETIREMENT TRUST AGREEMENT
Amendment No. 1
Effective December 13, 2001, DYNEGY INC., an Illinois corporation (the “Company”), and THE NORTHERN TRUST COMPANY, an Illinois corporation, of Chicago, Illinois, (the “Trustee”), entered into the Dynegy Inc. Master Retirement Trust Agreement (the “Agreement”).
The Agreement is amended as follows:
1. Effective the date signed below, the Schedule attached to the Agreement is deleted and replaced with the Schedule attached hereto.

IN WITNESS WHEREOF, the Company and the Trustee have executed this Amendment No. 1 by their respective duly authorized officers on the date(s) written below. This Amendment No. 1 may be signed in counterparts.

Date: August 5, 2002	DYNEGY INC.
	By:	/s/ [ILLEGIBLE]
Its: [ILLEGIBLE]

The undersigned, [ILLEGIBLE] does hereby certify that he/she is the duly elected, qualified and acting Assistant Secretary of Dynegy Inc. (the “Company”) and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Amendment No. 1 on behalf of the Corapany and to take such other actions and execute such other documents as may be necessary to effectuate this Amendment No. 1.

/s/ [ILLEGIBLE]

Assistant Secretary
Dynegy Inc.

Date: August 5, 2002	THE NORTHERN TRUST COMPANY
	By:	/s/ [ILLEGIBLE]
Its: Vice President

The undersigned, [ILLEGIBLE] does hereby certify that he/she is the duly elected, qualified and acting Assistant Secretary of The Northern Trust Company (the “Northern”) and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Northern with full power and authority to execute this Amendment No. 1 on behalf of the Northern and to take such other actions and execute such other documents as may be necessary to effectuate this Amendment No. 1.

/s/ [ILLEGIBLE]

Assistant Secretary
The Northern Trust Company

DYNEGY INC.
MASTER RETIREMENT TRUST
SCHEDULE
Effective December 13, 2001:
Dynegy Inc. Retirement Plan (formerly named the Illinois Power Company Retirement Income Plan for Salaried Employees)
Illinois Power Company Retirement Income Plan for Employees Covered Under a Collective Bargaining Agreement
Dynegy Northeast Generation, Inc. Retirement Income Plan
Effective March 29, 2002:
Dynegy Midstream Services Retirement Plan